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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                          ---------------------------


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: January 31, 2002
                        (Date of earliest event reported)

                          ---------------------------


                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE          COMMISSION FILE NUMBER                56-2084290
(State of Incorporation)        (1-14373)          (I.R.S. Employer Identification No.)


   200 PARK AVENUE, NEW YORK, NEW YORK                             10166
(Address of Principal Executive Officers)                       (Zip Code)


                                 (212) 984-8033
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

     In December 2001, Insignia Financial Group, Inc. (the "Company" or "Insignia") entered into a definitive agreement to sell its Realty One single-family home brokerage business and affiliated companies to Real Living, Inc., effective as of December 31, 2001. Real Living, Inc. is a privately held company formed by HER Realtors of Columbus, Ohio and Huff Realty of Cincinnati, Ohio.

     The Realty One sale formally closed on January 31, 2001, improving Insignia's liquidity by approximately $29 million in immediate cash. The total sale price approximates $33 million, including additional future payments aggregating to as much as $4 million. The additional payments include an estimated $1 million reimbursement for Realty One operating losses in January 2002; a potential earn-out of as much as $2 million payable over the next two years (depending on the performance of the business); and a $1 million operating lease payable over four years for the use of proprietary software developed by Insignia for an Internet-based residential brokerage model.

     The strategic sale of Realty One was concluded at multiple of nearly 6x EBITDA1 based on the Realty One's 2001 operating results (excluding a one-time indemnity settlement charge totalling $1.5 million). Insignia believes this multiple exceeds the multiple implicit in its market capitalisation. The sale of Realty One resulted in a pre-tax loss on disposition of approximately $21 million for the year ended December 31, 2001.

1 - EBITDA is defined as real estate services revenues less direct expenses and administrative costs.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits - The following are furnished as exhibits to this report:

     Exhibit No.

     10.1 Stock Purchase Agreement, dated as of December 31, 2001, by and among Insignia Financial Group, Inc., Insignia ESG, Inc., Insignia RO, Inc. and Real Living, Inc.

     10.2 The First Amendment to Stock Purchase Agreement, made and entered into as of January 31, 2002, by and among Insignia Financial Group, Inc., Insignia ESG, Inc., Insignia RO, Inc. and Real Living, Inc.

     99.1 Press Release dated February 1, 2001.





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                                                                  EXECUTION COPY


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    INSIGNIA FINANCIAL GROUP, INC.



                                       By:   /s/ Adam B. Gilbert
                                            --------------------------------
                                                Adam B. Gilbert
                                                Executive Vice President





DATE: February 20, 2002